BREAKTHROUGH SCIENCE FOR BETTER HEALTH J.P. Morgan Healthcare Conference 2019 Exhibit 99.1

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including statements regarding the potential for Ardelyx’s product candidates in treating the diseases and conditions for which they are being developed; Ardelyx’s future development plans for its product candidates and the expected timing thereof; the commercial potential for Ardelyx’s product candidates; Ardelyx’s ability to establish collaborations in the future; the potential for Ardelyx to receive milestone and royalty payments from its collaborators; and Ardelyx’s expectations regarding the exhaustion of its current capital resources. Such forward-looking statements involve substantial risks and uncertainties that could cause the development of Ardelyx’s product candidates or Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in research and the clinical development process; the uncertainties associated with the regulatory approval process; and the uncertainties in the drug commercialization process. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx’s business in general, please refer to Ardelyx’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2018, and its future current and periodic reports to be filed with the Securities and Exchange Commission. FORWARD-LOOKING STATEMENTS

A Cardiorenal Biotech Company Expanding treatment access world-wide via strategic collaborations Seasoned management team with proven track record Opportunity for U.S.-focused renal commercial organization Lead product candidate, tenapanor, with >$1B market potential Developing first-in-class, disruptive medicines Operating runway extended through 2020

COLLABORATIONS TO ACCESS MARKETS Kyowa Hakko Kirin for cardiorenal diseases in Japan: $30M upfront, up to $55M in total development milestones and 8.5B yen in commercialization milestones, high-teen royalties Fosun Pharma for HP and IBS-C in China: $12M upfront, $113M in milestones, mid-teen to 20% royalties Knight for HP and IBS-C in Canada: CAD 25M including upfront payment and milestones, double-digit royalties FOCUSED ON ADVANCING TENAPANOR TO REACH PATIENTS NOVEL APPROACH TO TREATING IBS-C Phase 3 program completed NDA accepted for review with PDUFA date September 12, 2019 11M people with IBS-C estimated in the U.S. alone BREAKTHROUGH TREATMENT FOR HYPERPHOSPHATEMIA Successful first Phase 3 study Second Phase 3 study underway $500-700M commercial opportunity Preclinical data demonstrate synergy of tenapanor and sevelamer combination 4

End-Stage Renal Disease (ESRD) Patients on Dialysis REQUIRE OUR ATTENTION 1. CDC HIV in the United States 2014 (~6,700) 2. CDC Hepatitis C 2016 (~18,000) 3. ACS Breast Cancer Facts & Figures 2017-2018 (~41,000) 4. National Kidney Foundation, ESRD in the U.S. 2016 5. Savica, V Nephrol Dial Transplant 2006 21: 2065-2068 6. Emmett M Dialysis & Transplantation. 2006 >89,000 4 3 2 1 ~70,000 More ESRD patient deaths in the U.S. each year than breast cancer, HCV and HIV combined HYPERPHOSPHATEMIA IS AN INDEPENDENT PREDICTOR OF MORBIDITY AND MORTALITY IN PATIENTS WITH ESRD6 95% of ESRD patients need phosphate control5

NO CHANGES TO TREATMENT APPROACH SINCE INTRODUCTION OF PHOSPHATE BINDERS IN 1970s 1. Fissel 2016 2. DOPPS Practice Monitor, December 2015. www.dopps.org/DPM  Control of serum phosphorus limited by poor compliance and adherence to phosphate binder treatment ~1 OUT OF 2 PATIENTS IS NOT COMPLIANT with their hyperphosphatemia treatments1 2 OUT OF 3 PATIENTS NOT AT TARGET based on serum phosphorus levels tested at any point in time2

1.  800mg of Renvela (sevelamer carbonate) up to three times per day with meals per package insert 2. Investigational small molecule currently in Phase 3 development. Target dose 10-30 mg BID. (10 mg shown here) PILL BURDEN AND DOSE: The #1 Challenge for Patients with Hyperphosphatemia POTENTIAL TO IMPROVE COMPLIANCE THROUGH CONVENIENT DOSING One week dose of today’s SOC1 One week dose of tenapanor2

HP Patients and Physicians Ready for the FIRST NON-BINDER TREATMENT OPTION 1. 2017 KDIGO CKD-MBD Guideline Update; Kidney International (2017) 92, 26–36 2. IQVIA binder TRx Market Share 12 months through November 2018 BINDERS REMAIN THE ONLY TREATMENT option TODAY2 New evidence from three randomized controlled trials supports a more general recommendation to RESTRICT CALCIUM-BASED PHOSPHATE BINDERS in hyperphosphatemic patients across all severities of CKD.1 “ “ TRx Unit Market Share

FIRST-IN-CLASS TREATMENT FOR ESRD PATIENTS WITH HYPERPHOSPHATEMIA


GUT
1
Tenapanor
Macromolecules
Sodium
Phosphate
NHE3
3
2
Protons
BLOOD STREAM
tight junction claudin pore
tight junction

1. Tenapanor inhibits NHE3 which transports luminal sodium in exchange for cellular protons
2. Cellular proton retention reduces tight junction permeability to phosphate
3. Reduced tight junction phosphate permeability results in reduced paracellular absorption of luminal phosphate

Paracellular transport is quantitatively the most important mechanism of phosphate absorption in the GI tract

Selective NHE3 Inhibition in the GI tract blocks paracellular transport of phosphate via tight junctions

Clinical and preclinical data suggest GI NHE3 inhibition has no overall effect on absorption of nutrients or other ions

ARDELYX

9

TENAPANOR EFFICACY
Demonstrated in First Phase 3 HP Study[1]

ROBUST TREATMENT EFFECT IN RESPONDERS[2]

- 2.56 mg/dL mean change in serum phosphorus levels in responder population (baseline to end of 8-week treatment period)

STATISTICALLY SIGNIFICANT RESULTS*

- 1.01 mg/dL mean delta between placebo and tenapanor (95% CI -1.44, -0.21)
- Primary endpoint: -0.82 mg/dL LS mean; p=0.01

FAVORABLE TOLERABILITY

- No discontinuations due to diarrhea in placebo-controlled randomized withdrawal period

*Serum phosphorus level from end of 8-week treatment period to end of 4-week randomized withdrawal period for tenapanor vs placebo in responders

Renagel Package Insert Data[3]
(sevelamer n=81; Calcium Acetate n=83)



Calcium Acetate
Renagel
Cumulative Percent
100
90
80
70
60
50
40
30
20
10
0
-8
-6
-4
-2
0
+2
+4
Phosphorus Change from Baseline (mg/dL)

Tenapanor 1st Phase 3 Trial (n=164)[1,3]



Cumulative Percent
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
-8
-6
-4
-2
0
2
4
Phosphorus Change from Baseline (mg/dL)

1. Tenapanor is an investigational medicine; Phase 3 data reported February 2017
2. 49% (80 of 164) responders (serum phosphorus decrease of ≥ 1.2 mg/dL) in first Phase 3 trial
3. Renagel and tenapanor have not been evaluated in head-to-head studies

ARDELYX
10

15
P
Phosphorus
HREEDOM
TRIAL

Tenapanor Second Phase 3 Registration Study Enrolled Topline Results in 4Q 2019


WASHOUT PERIOD
TREATMENT PERIOD
RANDOMIZED WITHDRAWAL PERIOD
SAFETY EXTENSION
Tenapanor
Tenapanor
Tenapanor n~420
CONSENT
RANDOMIZATION
Placebo
Tenapanor
RE-RANDOMIZATION
Screening
Up to 3 weeks washout (phosphate binders removed)
Active Safety Control n~140
END OF TREATMENT
Up to 3 Weeks
6-Months (26-Week)
3 Months (12 Weeks)
3 Months (14 Weeks)
TOPLINE RESULTS

ARDELYX
11

APPEAL AND USE OF TENAPANOR 34% 47% 19% Would use tenapanor first line before phosphate binders Would add tenapanor to the binder regiment to boost efficacy Would use second line as a monotherapy if first line binder failed How Would You Use Tenapanor? 12 The US Dialysis Market: Implications for tenapanor; provided for Ardelyx’s Renal Day September 2018; Slide 42 What would you say is the single most appealing aspect of tenapanor? Please select one. (n=103) How would you be most likely to use this product in your HD patients assuming it had cost parity with non-calcium phosphate binders? Forced choice (n=103) Single Most Appealing Aspect of Tenapanor

COMBINATION USE WITH BINDERS Tenapanor potential differentiation Efficacy / adherence & compliance a large issue 65% of patients >4.5mg/dL1 Only 11% of HD patients being treated with binders currently take more than one brand2 (no efficacy benefit) Manage side effects Manage costs Tenapanor’s effect is synergistic in rats when added to sevelamer Ardelyx to begin Phase 3 combination study in early 2019 With successful results, tenapanor would be the first and only phosphate lowering therapy to be indicated for use in combination with binders 1 DOPPS Practice Monitor, United States, Serum Phosphorus, most recent, National Sample, Feb 2018 https://www.dopps.org/DPM/Files/phosphmgdl_c_overallTAB.htm 2 RealWorld Dynamix Dialysis 2017; Spherix; Slide 16 13

COMBINATION USE WITH BINDERS Presented at ASN 2018 14 Mean ± SEM data shown; One-way ANOVA; N=6/group; **** = p < 0.0001 compared to vehicle; #### = p < 0.0001 compared to tenapanor alone; ^^ = p < 0.05 compared to sevelamer alone Tenapanor Alone Tenapanor + Sevelamer Tenapanor + Sevelamer Actual Predicted Actual Outcome Interaction Tenapanor 33.2 NA NA NA NA + Sevelamer 0.75% w/w 21 47.2 64.8 Obs’d > predicted Synergy + Sevelamer 1.5% w/w 57.9 71.2 80 Obs’d > predicted Synergy + Sevelamer 3.0% w/w 76.5 84.3 90.2 Obs’d > predicted Synergy Percent Reduction of Phosphorus Tenapanor and sevelamer are synergistic in their reduction of Pi in rats

15 TEN-02-202: AMPLIFY Tenapanor as Adjuvant Therapy to Phosphate Binders Study Design Randomized, double-blind and placebo controlled 30 mg bid starting dose that can be titrated to 20 mg or 10 mg Key Inclusion Criteria 3 doses of phosphate binders/day, serum phosphorus ≥ 5.5 mg/dL and ≤ 10 mg/dL at screening and Day -1 Primary Endpoint Difference in change between tenapanor and placebo of serum phosphate levels from randomization to end of 4-week treatment period Sample size calculation 85% power to detect a treatment difference of 0.5 mg/dL with a common standard deviation of 1.0 mg/dL using a two-sample t-test with a two-sided significance level of α=0.01

$500 – $700M COMMERCIAL OPPORTUNITY Data-driven, KOL-led market Specialized U.S. commercial organization targeting nephrologists Highly experienced renal team Access outside the U.S. via strategic collaborations BRINGING TENAPANOR TO HP PATIENTS Clear Path to Commercialization

to Bring Tenapanor to Patients with IBS-C Worldwide PARTNERING ~11M PEOPLE WITH IBS-C ESTIMATED IN THE U.S. ALONE1 Strategic collaborations extend reach to patients worldwide Fosun Pharma and Knight granted development and commercialization rights in China and Canada Additional partnerships being pursued for U.S. commercialization Collaborations represent continued source of non-dilutive capital NDA accepted for review PDUFA date September 12, 2019 1. Lovell 2012

SIGNIFICANT HYPERKALEMIA MARKET WAITING TO BE TAPPED Independent Market Research, Spherix Global Insights Einhorn LM, et al. Arch Intern Med. 2009 Jun 22;169(12):1156-62 Mozaffarian D, et al. Circulation. 2015 Jan 27;131(4):e29-322 DRIVERS TO CREATING A HYPERKALEMIA MARKET 2M patients in US with hyperkalemia that require treatment 900k patients with Stage 3/4 CKD2 900k patients with heart failure3 200k patients with ESRD on dialysis1 Target Product Profile Greatly improved pill burden Improved efficacy in both acute and chronic settings Exceptional safety Administration alongside lifesaving drugs that can cause hyperkalemia (RAASi’s, Entresto, Etc.) Build upon the market being created by Lokelma and Veltassa THE POTENTIAL FOR RDX013

RDX013 PROGRAM
Expanding Our Renal Footprint

RDX013 PROGRAM

- Novel, oral potassium secretagogue program
- Convenient, small pill dosing
- Increases fecal potassium excretion; reduces serum potassium
- Allows optimal dosing of anti-hypertensives
- ~1000x improved *in vivo* efficiency vs binders

IN VIVO FECAL POTASSIUM EXCRETION



Fecal K+ (mg/24 h)
50
40
30
20
10
0
***
****
****
Vehicle
3
10
20
RDX013 (mg/kg, po, bid)

- RDX013 produces dose-dependent increases in fecal potassium excretion in rodents
- Preclinical studies indicate once-daily dosing is effective

~1000x improved *In Vivo* Efficiency vs Binders*



K+ Excretion Capacity (mEq/g)
1000
100
10
1
0.1
SPS
Patiromer
RDX7675
RDX013

*K^+ binding capacity determined in mouse

ARDELYX
19

First-in-class cardiorenal medicine with a unique and differentiated MOA Seasoned management with proven track record Optimizing global patient access through strategic collaborations Breakthrough Science for BETTER HEALTH Significant market opportunity in cardiorenal alone: hyperphosphatemia Go-to-market approach with specialized U.S.- focused cardiorenal commercial organization Multiple high value line extensions possible